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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 8, 2004
                             -----------------------

                                 CRYOLIFE, INC.
             (Exact name of registrant as specified in its charter)
                            -------------------------

              FLORIDA                              1-13165                          59-2417093
    (State or Other Jurisdiction          (Commission File Number)                 (IRS Employer
         of Incorporation)                                                      Identification No.)

                 1655 ROBERTS BOULEVARD N.W., KENNESAW, GA 30144
               (Address of principal executive office) (zip code)

       Registrant's telephone number, including area code: (770) 419-3355

                                       N/A
          (Former name or former address, if changed since last report)
                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; COMPENSATION.

Effective December 8, 2004, the By-laws of the Company were amended. Article III, Section 10 was deleted and replaced with a revised Section 10. The revision amends that section to specify that either the Board of Directors or a committee may set the compensation of non-employee directors, as provided by the Florida Business Corporation Act. The prior provision provided that by resolution of the Board the directors may be paid either a fixed sum for attendance at each meeting or a stated salary. The amendment also provides that all directors shall be reimbursed for the expense of attendance at meetings unless otherwise determined by the Board of Directors or a committee, which represents a change from the prior provision to the effect that expenses may be paid by resolution of the Board. Finally, the amendment provides that directors may receive payment for services as directors and also serve the Company in other capacities, which is substantially equivalent to the prior provision.



ITEM 9.01(C)   EXHIBITS.

     Exhibit Number               Description
     --------------               -----------

     3.2                          By-laws of the Company, as amended.




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


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, CryoLife, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CRYOLIFE, INC.



Date: December 10, 2004          By:  /s/ D.A. Lee
                                    -------------------------------------------
                                    D. Ashley Lee, Executive Vice President,
                                    Chief Operating Officer and
                                    Chief Financial Officer






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